UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2009

DATASCENSION INC.
(Exact name of Registrant as specified in charter)

Nevada	0-29087	87-0374623
(State or other jurisdiction	Commission	(I.R.S. Employer
of incorporation)	File Number)	identification)

532 Pima Canyon Court Las Vegas, NV 89144		92821
(Address of principal executive offices)		(Zip code)

Registrant's Address and Telephone number, including area code: 702-233-6785

Item 5.02  Departure of Director and Officer

On November 30, 2009, Joseph Allen Harmon notified the issuer of his intent to resign as a director and chief operating officer of the issuer, effective December 23, 2009, in order to pursue other opportunities.

SIGNATURES:

Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 4, 2009

Datascension Inc.

By: /s/ Lou Persico
Lou Persico, President/CEO